UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 11, 2005

                          DVI Receivables XVII, L.L.C.
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             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                   333-81454-01               04-3645533
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      (State or Other               (Commission              (IRS Employer
Jurisdiction of Incorporation)      File Number)          Identification Number)


                     29 DALEY CIRCLE, MARLBOROUGH, MA 01752


       Registrant's Telephone Number, Including Area Code: (508) 460-1585


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On May 9, 2005, Lyon Financial Services d/b/a US Bancorp Portfolio Services ("USBPS") as servicer, made available to U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of DVI Receivables XVII, L.L.C., the servicer report for the payment date May 11, 2005 attached hereto as Exhibit
99.1 (the "May Report").

USBPS has certified to the May Report. The May Report has not been approved by any third party, including the Trustee.

Item 9.01 Financial Statements and Exhibits

        (a)     Exhibits

                99.1   -    DVI Receivables XVII, L.L.C. 2002-1 Servicer
                            Report for the Payment Date May 11, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DVI Receivables XVII, L.L.C.,
                                                by its Managing Member,
                                                DVI Receivables Corp. VIII

                                                By:  /s/ Dennis Buckley
                                                    ----------------------
                                                       Dennis Buckley
                                                       Vice President

Dated: May 13, 2005